Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
01942725
019344088
019341976
Issuer
CAPITAL ONE BANK
CREDIT SUISSE FB USA INC
HOUSEHOLD FINANCE CORP
Underwriters
DBSI, JP Morgan, Barclays, CSFB, HSBC,
Wachovia
CSFB
HSBC, ABN, BofA, Barclays, Blaylock,
Citigroup, CSFB, JP Morgan, Morgan Stanley,
Ramierz & Co.
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COF 5%, 6/15/2009
CRDSUI 4.7%, 6/1/2009
HSBC 4.75%, 5/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/2/2004
5/20/2004
5/19/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                               1,350,000,000
 $                                               1,250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                               1,350,000,000
 $                                               1,250,000,000
Public offering price
 $                                                           99.74
 $                                                           99.77
 $                                                           99.91
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
3.00%
2.75%
Rating
Baa2/BBB-
Aa3/A+
A1/A
Current yield
5.06%
4.75%
4.77%
Benchmark vs Spread (basis points)
115 - 120 bp
82 - 85 bp
82 -85 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
870,000
 $                   867,738
0.17%
0.55%
0.77%
6/30/2004
Scudder Income Fund
Boston
2,815,000
 $
2,807,681
0.56%
0.55%
0.95%
6/30/2004
SVS I Balanced Portfolio
Boston
155,000
 $                   154,597
0.03%
0.55%
0.81%
6/30/2004
SVS I Bond Portfolio
Boston
525,000
 $                   523,635
0.11%
0.55%
1.04%
6/30/2004
Chicago Funds







Scudder Total Return Fund
Chicago
2,195,000
 $
2,189,293
0.44%
0.55%
0.63%
6/30/2004
SVS II Fixed Income Portfolio
Chicago
970,000
 $                   967,478
0.19%
0.55%
1.05%
6/30/2004
SVS II Total Return Portfolio
Chicago
235,000
 $                   234,389
0.05%
0.55%
0.71%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
565,000
 $                   563,531
0.11%
0.55%
1.15%
6/30/2004
New York Funds







Scudder Lifecycle Long Range Fund
New York
320,000
 $                   319,168
0.06%
0.55%
1.31%
6/30/2004
Scudder Lifecycle Mid Range Fund
New York
45,000
 $                     44,883
0.01%
0.55%
0.93%
6/30/2004
Scudder Lifecycle Short Range Fund
New York
10,000
 $                       9,974
0.00%
0.55%
0.70%
6/30/2004
Scudder Short Duration Fund
New York
1,425,000
 $
1,421,295
0.29%
0.55%
0.22%
6/30/2004
Total

10,130,000
 $
10,103,662
2.03%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
26439VAB3
266228CS2
25746UAR0
Issuer
DUKE CAPITAL LLC
DUQUESNE LIGHT CO
DOMINION RESOURCES INC
Underwriters
BofA, Citigroup, DBSI, Dresdner Bank, Scotia
Capital
Banc One, Citigroup, Natcity, Wachovia
Barclays, Wachovia, ABN Amro, Banc One,
Hypovereinsbank, Lazard, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DUK 5.668% 8/15/2014
DQE 5.7% 5/15/2014
D 5.2% 1/15/5016
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/16/2004
5/10/2004
1/12/2004
Total dollar amount of offering sold to QIBs
 $                                                 408,000,000
 $                                                 200,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 408,000,000
 $                                                 200,000,000
 $                                                 200,000,000
Public offering price
 $                                                         100.00
 $                                                           99.89
 $                                                           99.97
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.65%
0.68%
Rating
Baa3/BBB-
Baa1/BBB+
Baaa1/BBB+
Current yield
5.67%
5.72%
5.20%
Benchmark vs Spread (basis points)
140 bp
85 bp
125 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
New York Funds







Scudder Lifecycle Mid Range Fund
New York
130,000
 $                   130,000
0.03%
1.99%
1.83%
9/30/2004
Total

130,000
 $                   130,000
0.03%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
292506AA0
98385XAD8
91913YAK6
Issuer
ENCANA HLDINGS FIN CORP
XTO ENERGY INC
VALERO ENERGY CORP
Underwriters
DBSI, Morgan Stanley, ABN Amro, BofA,
BNP, CIBC, Citigroup, CSFB, HSBC, JP
Morgan, Lehman Brothers, Merrill Lynch, RBC
Capital, Scotia, TD Securities, UBS
JP Morgan, Lehman Brothers, ABN Amro,
BofA, Banc One, BNP, BNY, Citigroup, Credit
Lyonnais, Fleet, Harris Nesbitt, Morgan
Stanley, Scotia, UBS, Wachovia
Barclays, Lehman Brothers, BNP,Citigroup,
Credit Agricole, Mizuho Intl, Morgan Stanley,
RBC Capital, Scotia, Sunrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ECACN 5.8%, 5/1/2014
XTO 4.9%, 2/1/2014
VLO 4.75%, 4/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2004
4/14/2004
3/22/2004
Total dollar amount of offering sold to QIBs
 $                                               1,000,000,000
 $                                                 500,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,000,000,000
 $                                                 500,000,000
 $                                                 200,000,000
Public offering price
 $                                                           99.61
 $                                                           99.34
 $                                                           99.60
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.93%
0.65%
Rating
Baa1/A-
Baa3/BBB-
Baa3/BBB
Current yield
5.85%
4.99%
4.80%
Benchmark vs Spread (basis points)
107 bp
100 bp
107 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
2,365,000
 $
2,355,871
0.24%
2.13%
2.90%
6/30/2004
SVS I Balanced Portfolio
Boston
480,000
 $                   478,147
0.05%
2.13%
2.93%
6/30/2004
Chicago Funds







Scudder Total Return Fund
Chicago
6,550,000
 $
6,524,717
0.66%
2.13%
2.75%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
1,515,000
 $
1,509,152
0.15%
2.13%
1.78%
6/30/2004
New York Funds







Scudder Lifecycle Long Range Fund
New York
2,565,000
 $
2,555,099
0.26%
2.13%
3.94%
6/30/2004
Scudder Lifecycle Mid Range Fund
New York
305,000
 $                   303,823
0.03%
2.13%
2.74%
6/30/2004
Total

13,780,000
 $
13,726,809
1.38%









Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
29267HAA7
03937LAA3
04621XAD0
Issuer
ENDURANCE SPECIALTY HLDG
ARCH CAPITAL GROUP LTD
ASSURANT INC
Underwriters
Barclays Capital, JP Morgan, BofA, BNY,
Calyon, Comerica, DBSI, ING, Wachovia
Goldman Sachs, JP Morgan, BofA, CSFB,
Merrill Lynch, Wachovia
Banc One, Citigroup, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ENH 7% 7/15/2034
ACGL 7.35% 5/1/2034
AIZ 6.75% 2/15/2034
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/8/2004
4/29/2004
2/18/2004
Total dollar amount of offering sold to QIBs
 $                                                 250,000,000
 $                                                 300,000,000
 $                                                 475,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 250,000,000
 $                                                 300,000,000
 $                                                 475,000,000
Public offering price
 $                                                           99.11
 $                                                           99.69
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
Baa1/BBB
BBB-/BBB-
Baa2/BBB+
Current yield
7.07%
7.38%
6.93%
Benchmark vs Spread (basis points)
185 bp
156 bp
156 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
2,110,000
 $
2,091,179
0.84%
2.22%
2.73%
9/30/2004
SVS I Bond Portfolio
Boston
430,000
 $                   426,164
0.17%
2.22%
2.78%
9/30/2004
Chicago Funds







Scudder Total Return Fund
Chicago
1,815,000
 $
1,798,810
0.73%
2.22%
0.64%
9/30/2004
SVS II Fixed Income Portfolio
Chicago
735,000
 $                   728,444
0.29%
2.22%
2.49%
9/30/2004
SVS II Total Return Portfolio
Chicago
635,000
 $                   629,336
0.25%
2.22%
0.86%
9/30/2004
New York Funds







Scudder Lifecycle Long Range Fund
New York
745,000
 $                   738,355
0.30%
2.22%
1.23%
9/30/2004
Scudder Lifecycle Mid Range Fund
New York
65,000
 $                     64,420
0.03%
2.22%
1.30%
9/30/2004
Scudder Lifecycle Short Range Fund
New York
30,000
 $                     29,732
0.01%
2.22%
1.49%
9/30/2004
Total

6,565,000
 $
6,506,440
2.63%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
95709TAA8
65473QAL7
210518BY1
Issuer
WESTAR ENERGY INC
NISOURCE FINANCE CORP
CONSUMERS ENERGY CO
Underwriters
Citigroup, CSFB, JP Morgan, Barclays, DBSI,
Lehman Brothers, Wachovia, Wedbush
Morgan
Barclays Capital
Banc One, Barclays Capital, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WR 6%, 7/1/2014
NI 5.4%, 7/15/2014
CMS 6%, 2/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/14/2004
7/16/2003
8/26/2003
Total dollar amount of offering sold to QIBs
 $                                                 250,000,000
 $                                                 500,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 250,000,000
 $                                                 500,000,000
 $                                                 200,000,000
Public offering price
 $                                                           99.45
 $                                                           99.86
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.80%
0.65%
0.65%
Rating
Ba1/BBB-
Baa3/BBB
Baa3/BBB-
Current yield
6.07%
5.42%
6.00%
Benchmark vs Spread (basis points)
106.70 bp
110 bp
117 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
685,000
 $                   681,205
0.27%
2.16%
1.49%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
705,000
 $                   701,094
0.28%
2.16%
1.52%
6/30/2004
New York Funds







Scudder Lifecycle Long Range Fund
New York
1,170,000
 $
1,163,518
0.47%
2.16%
1.60%
6/30/2004
Scudder Lifecycle Mid Range Fund
New York
100,000
 $                     99,446
0.04%
2.16%
1.35%
6/30/2004
Scudder Lifecycle Short Range Fund
New York
50,000
 $                     49,723
0.02%
2.16%
1.10%
6/30/2004
Total

2,710,000
 $
2,694,987
1.08%